Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 24, 2016 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2015

This Supplement amended the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated June 28, 2015, as amended.

50 South Capital Advisors, LLC (“50 South Capital”), an investment advisory subsidiary of Northern Trust Corporation, recently announced that it has reached an agreement to acquire (the “Acquisition”) the investment management business of Aurora Investment Management L.L.C., the Fund’s investment adviser (the “Adviser”).  The transaction will result in a combined firm that will offer clients of both firms access to an expanded global alternative investment platform with the size and resources to deliver comprehensive hedge fund, private equity and real asset solutions.  The Adviser believes that its investors will benefit from the strength, additional scale, resources and product offerings that 50 South Capital brings.  By combining the Adviser’s 28 years of hedge fund experience with 50 South Capital experience and resources, the Adviser expects to provide investors long-term stability and demonstrate commitment to the alternatives business.  The Acquisition is subject to customary closing conditions and is anticipated to close in the third quarter of 2016.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition will result in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.  The Board of Trustees (the “Board”) of the Trust is expected to consider a new investment advisory agreement (and an interim investment advisory agreement, if necessary) between the Trust, on behalf of the Fund, and 50 South Capital at a meeting in April 2016.  If approved by the Board, a shareholder meeting will be called to approve the new investment advisory agreement.  It is anticipated that an interim investment advisory agreement may be necessary from the closing of the Acquisition until such date as the new investment advisory agreement is approved by shareholders.  An interim investment advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve a new investment advisory agreement.  Under the interim investment advisory agreement, the current management fee will not change and the fees earned under the agreement will be held in escrow until the new investment advisory agreement is approved by shareholders.

A proxy statement seeking the approval of the new investment advisory agreement will be mailed to shareholders following the Board’s April meeting.

Please note that no changes are planned to the Fund’s investment objective; however, it is expected that the Acquisition will result in changes to the Fund’s portfolio management team and principal underwriter.  More information about these changes will be set forth in the proxy statement.

This supplement also makes the following amendments to disclosures in the Prospectus and SAI:

Effective March 16, 2016, Atlantic Investment Management, Inc. (“Atlantic”) no longer serves as a sub-adviser to the Fund.  The portion of the Fund formerly managed by Atlantic has been allocated to the Fund’s adviser and other sub-advisers.  Accordingly, all references to Atlantic in the Prospectus and SAI are hereby removed.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

The disclosure under the section entitled “Management of the Fund – The Sub-Advisers - Kingsford Capital Management, LLC” on page 31 of the Prospectus is amended as follows:

Kingsford Capital Management, LLC
The Adviser has entered into a sub-advisory agreement with Kingsford Capital Management, LLC (“Kingsford”) to manage a portion of the Fund’s assets using the Fund’s Short-Biased strategy.  Kingsford is a registered investment adviser founded in 2001 and located at 1160 Brickyard Cove Road, Suite 300, Point Richmond, California 94801.  Kingsford provides, among other services, investment management and trading services to affiliated private funds and other managed accounts.  As of March 31, 2015, Kingsford managed approximately $230 million in assets.

Michael Wilkins is a Portfolio Manager, Managing Partner and co-founder of Kingsford.  Mr. Wilkins is responsible for management, research and portfolio construction.  Prior to Kingsford, Mr. Wilkins spent five years as a portfolio manager at West Highland Capital, Inc., focused on managing its short book.  Mr. Wilkins received an A.B. in Philosophy from Stanford University and an MBA from the Stanford Graduate School of Business.

Todd Ammons is a Portfolio Manager of Kingsford.  Mr. Ammons joined Kingsford Capital Management, LLC in 2015 as a Portfolio Manager.  Prior to Kingsford, Mr. Ammons spent five years at Grandmaster Capital Management where he managed the firm’s short portfolio.  Prior to Grandmaster Capital, Mr. Ammons spent three years at Global Capital Partners managing a market neutral portfolio.  Mr. Ammons received a B.A. in History from University of California at Berkeley and an MBA from University of Southern California, Marshall School of Business.  Mr. Ammons is a CFA® Charterholder.

Please retain this Supplement with your Prospectus and SAI for future reference.